Exhibit 99.1

ERICKSON APPOINTS BRIAN CLEGG AS VICE PRESIDENT OF GLOBAL AERIAL OPERATIONS

— Proven Executive and Leader in Global Aerial Operations, With Extensive Experience in Domestic and International Operations Within Multiple Industry Sectors —

— Prior Vice President of Global Aerial Operations H. E. “Mac” McClaren Moves into Role as Vice President of Government, Defense and Security Programs —

PORTLAND, OREGON (March 4, 2014) – Erickson Air-Crane Incorporated (NASDAQ: EAC; “Erickson” or “the Company”), a leading global provider of aviation services to a diverse mix of commercial and government customers, and the vertically-integrated manufacturer and operator of the powerful heavy-lift Erickson S-64 Aircrane helicopter, announced today that Brian Clegg has been named Vice President of Global Aerial Operations. In an anticipated move, previous Vice President of Aerial Operations H.E. “Mac” McClaren has transitioned into a new role as Vice President of Government, Defense and Security Programs. Both changes will be effective as of March 10, 2014.

After five years of leading Erickson’s Global Aerial Services team, Mr. McClaren will be relocating to the Washington, D.C. area in order to lead business development efforts with the Department of Defense, Department of the Interior, United Nations, and NATO customers, while also heading up Erickson’s U.S. government legislative efforts.

Taking over Mr. McClaren’s prior role as Vice President of Aerial Operations, Mr. Clegg has nearly 40 years of experience in the rotorcraft industry, first as a pilot and later in managerial and executive positions, including 30 years with CHC Helicopter Corp (“CHC”). In his most recent role with CHC, he served as Vice President of Flight Operations, where he led the merger of two distinct flight divisions into one operating division with more than 210 aircraft and 1,000 pilots. In his previous role of Acting President for CHC Global Operations, he reported directly to the CEO and Board of Directors, leading operations of 120 aircraft.

Udo Rieder, Chief Executive Officer of Erickson, commented, “We’d like to thank Mac for his service to date. He’s played an integral role in helping Erickson successfully grow from a single-model operation into a mixed fleet of fixed wing and light-, medium-, and heavy-lift aircraft around the globe, while maintaining Erickson’s renowned safety record. His extensive governmental experience, which includes six years working on programs and budgets at the Pentagon and three more focused on congressional outreach, will serve him well in his new role.”

Mr. Rieder concluded, “We’re also excited to have Brian join the team. He’s a well respected figure in the aviation industry. He brings a remarkable breadth of experience in global aerial operations to the Erickson executive team, at a time when we’re continuing to optimize our diversified fleet operations around the world, following the 2013 acquisitions of Evergreen Helicopters and Air Amazonia. We look forward to having the benefit of Brian’s experience and expertise as we execute against our long-term growth strategy.”

Mr. Clegg commented, “Erickson has experienced transformative growth in the last year, quickly becoming a diversified, globally operating aerial services organization. I’m excited to be joining such an accomplished leadership team, and look forward to leading the management and optimization of Erickson’s global fleet of aircraft.”

About Erickson

Erickson is a leading global provider of aviation services to a diverse mix of commercial and government customers. Erickson currently operates a diverse fleet of 90 rotary-wing and fixed wing aircraft, including a fleet of 20 heavy-lift S-64 Aircranes. This fleet supports a wide and worldwide variety of government and commercial customers, across a broad range of aerial services, including critical supply and logistics for deployed military forces, humanitarian relief, firefighting, timber harvesting, infrastructure construction, and crewing. Erickson also maintains a vertical manufacturing capability for the S-64 Aircrane, related components, and other aftermarket support and maintenance, repair, and overhaul services for the S-64 Aircrane and other aircraft.

Founded in 1971, Erickson is headquartered in Portland, Oregon and maintains facilities and operations in North America, South America, the Middle East, Africa and Asia-Pacific. For more information, please visit www.ericksonaviation.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are subject to substantial risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. You can identify forward-looking statements by words such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” or the negative of these terms or other comparable terminology. These forward-looking statements are based on management’s current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include: that we recently completed both the Air Amazonia and Evergreen Helicopters, Inc. (“EHI”) acquisitions and we may not realize the benefits of these acquisitions on a timely basis or at all; our ability to integrate these businesses successfully or in a timely and cost-efficient manner; our ability to successfully expand these businesses, enter new markets and manage international expansion; that we do not have extensive operating history in the aerial services segments, in the geographic areas, or with the types of aircraft historically operated by EHI and Air Amazonia; that the anticipated reduction in troops in Afghanistan in the near-term may adversely affect us; that we operate in certain dangerous and war-affected areas, which may result in hazards to our fleet and personnel; the hazards associated with our helicopter operations, which involve significant risks and which may result in hazards that may not be covered by our insurance or may increase the cost of our insurance; our safety record; our substantial indebtedness; that we and our subsidiaries may still incur significant additional indebtedness; our failure to obtain any required financing on favorable terms; compliance with debt obligations and our substantial indebtedness, which could adversely affect our financial condition and impair our ability to grow and operate our business; cancellations, reductions or delays in customer orders; our ability to collect on customer receivables; weather and seasonal fluctuations that impact aerial services activities; competition; reliance on a small number of large customers; the impact of short-term contracts; the availability and size of our fleet; the impact of government spending; the ability to attract and retain qualified personnel; the impact of environmental and other regulations, including FAA regulations and similar international regulations; our ability to accurately forecast financial guidance; our ability to convert backlog into revenues and appropriately plan expenses; worldwide economic conditions (including conditions in Greece and Italy); the fluctuation in the price of fuel; the impact of changes in the value of foreign currencies; and the risks of doing business in developing countries and politically or economically volatile areas; as well as other risks and uncertainties more fully described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K as well as the other reports we file with the SEC from time to time.

You should not place undue reliance on any forward-looking statements. Erickson Air-Crane assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable laws.

Investor Relations Contact:

ICR, Inc.

James Palczynski

(203) 247-2095

jp@icrinc.com

or

Media Contact:

Erickson

Brian Carlson

(503) 505-5884

bcarlson@ericksonaviation.com

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